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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): April 20, 2001


                       HUMPHREY HOSPITALITY TRUST, INC.
            (Exact Name of Registrant as Specified in Its Charter)

               Virginia                                 0-25060                              52-1889548
       ------------------------                 -----------------------               -----------------
    (State or Other Jurisdiction of                (Commission File                         (IRS Employer
            Incorporation)                              Number)                          Identification No.)


              7170 Riverwood Drive
                Columbia, Maryland                                                           21046
          -------------------------------                                               ---------------
(Address of Principal Executive Offices)                                                   (Zip Code)


                                                          (443) 259-4900
                                                          --------------
                                       (Registrant's Telephone Number, Including Area Code):


                                                          Not Applicable
------------------------------------------------------------------------------------------------------------------
                                   (Former Name or Former Address, if Changed Since Last Report)

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Item 4.    Changes In Registrants Certifying Accountant.

     On April 20, 2001, the Company engaged the international firm of KPMG LLP ("KPMG") to serve as the Company's new principal audit firm for the year ended December 31, 2001, and, accordingly, dismissed Reznick, Fedder & Silverman ("Reznick"). KPMG will also review the Company's quarterly interim financial information. The decision to engage KPMG and dismiss Reznick was approved by the Audit Committee of the Board of Directors on January 11, 2001.

     Reznick's reports on the Company's consolidated financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion or a modification or qualification as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years ended December 31, 2000, and 1999, and for the period from December 31, 2000, through April 20, 2001, there was no disagreement with Reznick on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Reznick, would have caused Reznick to make reference to the subject matter of the disagreements in connection with its reports.

     KPMG previously acted as the principal audit firm for Supertel Hospitality, Inc., which merged with Humphrey Hospitality Trust, Inc. on October 26, 1999. In accordance with the provisions of Accounting Principles Board Opinion No. 16, "Business Combinations," Supertel was considered the acquiring enterprise for financial reporting purposes.

     The Company has requested that Reznick furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter, dated April 20, 2001, is filed as
Exhibit 16.1 to this Current Report on Form 8-K.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

     c)    Exhibits

           16.1     Letter from Reznick Fedder & Silverman.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HUMPHREY HOSPITALITY TRUST, INC.


                                    By:  /s/     Paul J. Schulte
                                         -----------------------------------
April 20, 2001                           Paul J. Schulte
                                         Chairman of the Board and Chief
                                         Executive Officer



                                       2
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                                 EXHIBIT INDEX

16.1     Letter from Reznick Fedder & Silverman.